SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

               [X] Current Report Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934

                                March 13, 1997
                                (Date of Report)


                         Commission file number: 0-28354

                             Great Lakes REIT, Inc.

             (Exact name of Registrant as specified in its Charter)

                Maryland                          36-3844714
        (State or other jurisdiction    (I.R.S. Employer identification no.)
         of incorporation organization)

               823 Commerce  Drive,  Suite 300, Oak Brook,  IL 60521
              (Address of principal executive offices)     (Zip Code)

                                (630) 368 - 2900
              (Registrant's telephone number, including area code)

               2311  West 22nd St.,  Suite  109,  Oak  Brook,  IL 60521
                (Former address of principal executive offices) (Zip Code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter  period that the  registrant  was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As previously reported in a Current Report on Form 8-K filed January 3, 1997, on December 27, 1997, Great Lakes REIT, Inc. (the "Company") acquired a 270,000 square foot twelve-story, class A office building located at 1900 East Golf Road, Schaumburg, Illinois ("Centennial Center"). Originally constructed in 1980, Centennial Center affords not only a distinctive Skidmore, Owings &
Merrill setback design, but also a Z-shaped service core which give maximum flexibility in space planning. Centennial Center is situated on East Golf Road, directly across the street from the 2.7 million square foot Woodfield Mall, one of the country's premier super regional malls. The property features a two-story main lobby with imported Italian marble walls and terrazzo flooring. The building contains 259,730 rentable square feet and is currently 96% leased.


TERMS OF PURCHASE

Centennial Center was purchased from an unaffiliated third party for approximately $24 million. Funds for the purchase came from a borrowing under the Company's existing secured line of credit with the First National Bank of Boston (as agent).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS




         No information is required under Items 1,3,4, and 6, and these items have therefore been omitted.



By:    /s/ Richard L. Rasley
Richard L. Rasley, Secretary

                            Statement of Revenue and
                                Certain Expenses

                                Centennial Center

                       For the period from January 1, 1996
                        to December 27, 1996 and the year
                             ended December 31, 1995
                       with Report of Independent Auditors

                         REPORT OF INDEPENDENT AUDITORS




Chief Financial Officer
Great Lakes REIT, Inc.


We have audited the Statements of Revenues and Certain Expenses of Centennial Center (the Property) as described in Note 2 for the period from January 1, 1996 to December 27, 1996 and the year ended December 31, 1995. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements of Revenue and Certain Expenses are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements of Revenues and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statements of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the period from January 1, 1996 to December 27, 1996 and the year ended December 31, 1995, in conformity with generally accepted accounting principles.




                                                          ERNST & YOUNG LLP



January 10, 1997
Chicago, Illinois


                               CENTENNIAL CENTER

                   STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                                                       January 1, 1996               Year Ended
                                                                             to                     December 31
                                                                      December 27, 1996                 1995
                                                               ------------------------------- ----------------------
Revenue
Base rents                                                          $1,851,893                   $1,924,251
Tenant reimbursements                                                2,229,351                    2,147,287
Other income                                                           126,054                       86,786
                                                                       -------                       ------
Total revenue                                                        4,207,298                    4,158,324
                                                               ----------------------       ----------------------


Expenses
Real estate taxes                                                    1,437,064                    1,384,046
General operating                                                      182,502                      128,580
Utilities                                                              276,459                      284,434
Cleaning and landscaping                                               423,437                      401,636
Repairs and maintenance                                                279,191                      265,113
Management fee                                                          62,753                      149,311
Insurance                                                               35,566                       42,229
                                                                        ------                       ------
Total expenses                                                       2,696,972                    2,655,349
                                                               ----------------------       ----------------------


Revenue in excess of certain expenses                               $1,510,326                   $1,502,975
                                                               ======================       ======================


See accompanying notes.

                                CENTENNIAL CENTER

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


Note 1  Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of Centennial Center (the Property). The Property was acquired on December 27, 1996, by Great Lakes REIT, Inc. (Great Lakes).

As of December 27, 1996, and December 31, 1995, the Property had eighteen and sixteen tenants, respectively. Three tenants (United Health Care Group, Crawford & Company, and Metropolitan Life Insurance) account for approximately 72% of total revenue in 1996 and two tenants (Metropolitan Life Insurance and Crawford & Company) account for approximately 62% of total revenue in 1995.

Note 2  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statements are not representative of the actual operations of the Property for the periods presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Great Lakes in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Note 3  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata share as defined.

                                CENTENNIAL CENTER

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

Note 4  Management Agreement

During the period from January 1, 1996 to December 27, 1996 and the year ended December 31, 1995, the Property was managed by a third-party management company. The management agreement provided for a fee of 5% of gross receipts collected per year through August 15, 1995 (management company paid employee salaries), and 1.5% of gross receipts collected per year thereafter (property paid employee salaries).

Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
Year ended December 31, 1996
                                                                               Previous           Centennial
                                     Historical (1)     Advisor (1)         Acquisitions (2)       Center (2)
Revenues
Rental                                $20,249,565                             $8,329,517          1,851,893
Reimbursements                          4,814,005                              1,966,791          2,229,351
Interest and other                        168,739            567,620             346,525            126,054
                                    -----------------------------------------------------------------------------

Total revenues                         25,232,309            567,620          14,850,131          4,207,298
                                    -----------------------------------------------------------------------------

Expenses
Real estate taxes                       3,954,144                              1,416,203          1,437,064
Other property operating                6,548,057            144,436           3,004,834          1,259,908
General and administrative              2,242,165            339,220                   0
Interest                                3,778,065                                      0
Depreciation and amortization           4,000,736                              1,266,386            499,758
                                    -----------------------------------------------------------------------------

Total expenses                         20,523,167            483,656           8,884,153          3,196,730
                                    -----------------------------------------------------------------------------

Income before gain on sale of
 properties                             4,709,142             83,964           5,965,978          1,010,568

Gain on sale of properties              3,139,892
                                    -----------------------------------------------------------------------------

Net income                             $7,849,034            $83,964          $5,965,978         $1,010,568
                                    =============================================================================

Earnings per common share and
 common share equivalent                    $1.32
                                    ===================

Weighted average number of
 common shares and common
 share equivalents outstanding          5,927,208
                                    ===================

Great Lakes REIT, Inc.
Consolidated Pro Forma Statement of Income
Year ended December 31, 1996

                                                          Pro forma                   Pro forma
                                    Dispositions (3)     Adjustments                  12/31/96
Revenues
Rental                                ($1,522,795)                                   $28,908,180
Reimbursements                           (172,833)                                     8,837,314
Interest and other                              0           (562,847)  (4)               646,091
                                    ------------------------------------------------------------------

Total revenues                         (1,695,628)          (562,847)                 38,391,585
                                    ------------------------------------------------------------------

Expenses
Real estate taxes                        (160,166)                                     6,647,245
Other property operating                 (449,311)          (217,971)  (5)            10,289,953
General and administrative                      0           (203,697)  (5)             2,377,688
Interest                                 (105,902)         2,882,725   (7)             6,554,888
Depreciation and amortization            (221,246)           (37,715)  (6)             5,507,918
                                    ------------------------------------------------------------------

Total expenses                           (936,625)         2,423,342                  31,377,692
                                    ------------------------------------------------------------------

Income before gain on sale of
 properties                              (759,003)        (2,986,189)                  7,013,893

Gain on sale of properties                                (3,139,892)  (8)                     0
                                    ------------------------------------------------------------------

Net income                              ($759,003)       ($6,126,081)                 $7,013,893
                                    ==================================================================

Earnings per common share and common share equivalent                                      $0.79
                                                                                   ===================

Weighted average number of common shares and
common share equivalents outstanding                                                   8,871,484
                                                                                   ===================

See accompanying notes


                             GREAT LAKES REIT, INC.

               NOTES TO CONSOLIDATED PRO FORMA STATEMENT OF INCOME
                                   (Unaudited)

1. Represents the historical operations of the Company and the Advisor for the period described.

2. Represents the historical operations of properties acquired during 1996 as if the properties were acquired by the Company at the beginning of 1996. Depreciation is computed on a straight-lined basis over 40 years based on the purchase price paid by the Company for the properties. Additionally, based on preacquisition discussions with local assessors and tax counsel, the Company has concluded that no adjustment to historical real estate taxes is appropriate.

3. Represents the actual historical results of the properties sold in 1996 for the period prior to disposition.

4. On April 1, 1996, the Company acquired all of the outstanding shares of the Advisor in exchange for 100,000 shares of its Common Stock. Income earned in 1996 by the Advisor from the Company prior to the Merger is eliminated from the pro forma income statement:


Acquisition fees                                                $15,750
Advisory fees                                                   203,696
Property management fees                                        217,971
Construction fees                                               107,717
Other                                                            17,712
                                                      -----------------
                                                               $562,847
                                                      =================

Amounts not eliminated represent income earned by the Advisor from third parties which would have been earned by the Company had the Merger occurred at the beginning of 1996.

5. Expenses incurred by the Company which were paid to the Advisor prior to the Merger are eliminated from the pro forma income statement:

                                                                1996
Other property operating expenses:
    Property management fees:                                 $217,971
                                                           ==============

General and administrative costs:
    Advisory fees:                                            $203,697
                                                           ==============

As a consequence of this  elimination,  the accompanying  consolidated pro forma
statement  of  income   includes  the   property   operating   and  general  and
administrative expenses of the Advisor for the period prior to the Merger.

6. Acquisition, construction, and certain other fees paid by the Company to the Advisor were capitalized by the Company into buildings and improvements. If the Merger had occurred on January 1, 1996, these fees would not have been incurred and depreciation and amortization expenses would have decreased by $56,328 in 1996. Costs incurred by the Advisor for acquisition and construction activities during 1996 are primarily salary costs and are reflected as general and administrative expenses in the historical operation of the Advisor.

Goodwill amortization is increased by $18,613 in 1996 as the Merger is assumed to have occurred on January 1, 1996 in this consolidated pro forma statement of income which represents an additional three months of goodwill amortization.

7. As the acquisitions subsequent to December 31, 1995, the dispositions in 1996, and the 1996 private equity offering are all assumed to have occurred on January 1, 1996, the Company would need to borrow approximately $38,436,335 to fund the property acquisitions calculated as follows:


Cost of properties acquired in 1996                       $97,563,034
 less: Proceeds of 1996 private equity offering            47,419,261
 less: Proceeds of property sales                          11,707,438
                                                        ------------------
Borrowings needed to acquire properties                   $38,436,335
                                                        ==================

Interest expense is calculated on this amount at 7.5% per annum, which is the average interest rate for 1996 as this debt is assumed to have a variable rate, resulting in additional interest expense in 1996 of $2,882,725.

8. The Consolidated Pro Forma Statement of Income excludes gains on sale of properties of $3,139,892.